SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK VARIABLE INSURANCE TRUST

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

February [10], 2025

Dear Variable Annuity and Variable Life Contract Owners:

Shareholders of Small Cap Value Trust (the “Fund”), a series of John Hancock Variable Insurance Trust (the “Trust”), are being asked to approve a new subadvisory agreement between John Hancock Variable Trust Advisers LLC (the “Advisor”), and Manulife Investment Management (US) LLC (“MIM (US)”). In order for shareholders of the Fund to consider and vote on the proposal, a special meeting of shareholders (the “Meeting”) will be held on April 10, 2025 at [1:30] p.m., Eastern Time at 200 Berkeley Street, Boston, Massachusetts 02116. We encourage you to read the attached materials in their entirety.

The Board of Trustees of the Trust (the “Board”) approved the new subadvisory agreement and the appointment of MIM (US) as the Fund’s new subadvisor at an in-person meeting held on December 10-12, 2024. If shareholders approve the proposal, MIM (US) will replace Wellington Management Company LLP as the subadvisor to the Fund.

Shareholders of the Fund are being asked to vote on and approve the new subadvisory agreement between the Advisor and MIM (US).

Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock (U.S.A.)”) and John Hancock Life Insurance Company of New York (“John Hancock New York”) are invested in subaccounts of separate accounts established by these companies that are registered under the Investment Company Act of 1940 (“Registered Separate Accounts”), and each subaccount invests in shares of one or more series of the Trust. You have the right to instruct these insurance companies, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions is determined as of January 30, 2025, the record date for the Meeting (the “Record Date”).

* * *

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust and a Voting Instructions Form with respect to your contract values invested in the Fund as of the Record Date. The Proxy Statement provides background information and describes in detail the proposal to be voted on at the Meeting.

The Board of Trustees unanimously approved the proposal and recommends that you give voting instructions “FOR” the proposal.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement and then complete and mail your Voting Instructions Form in the attached postage-paid envelope, allowing sufficient time for its receipt by the close of business on April 9, 2025.

If you have any questions regarding the Meeting, please call one of the following numbers:

—For John Hancock (U.S.A.) variable annuity contracts:	800-344-1029

—For John Hancock (U.S.A.) variable life contracts:	800-732-5543

—For John Hancock New York variable annuity contracts:	800-551-2078

—For John Hancock New York variable life contracts:	800-732-5543

Sincerely,

/s/ Christopher Sechler
Christopher Sechler
Secretary
John Hancock Variable Insurance Trust

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF SMALL CAP VALUE TRUST

To the Shareholders of Small Cap Value Trust:

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Small Cap Value Trust (the “Fund”), a series of John Hancock Variable Insurance Trust (the “Trust”), will be held on April 10, 2025, at [1:30] p.m., Eastern Time at 200 Berkeley Street, Boston, Massachusetts 02116.

Access to the Meeting is limited to variable insurance and annuity contract owners who are authorized to give voting instructions to shareholders and to representatives of the insurance company separate accounts that own shares of the Fund.

A Proxy Statement, which provides information about the Meeting is included with this notice. The Meeting will be held for the following purpose:

Proposal:	Approval of a new subadvisory agreement between John Hancock Variable Trust Advisers LLC and Manulife Investment Management (US) LLC with respect to the Fund.

Any other business that may properly come before the Meeting or any adjournment of the Meeting.

The Board of Trustees of the Trust recommends that you vote “FOR” the Proposal.

Each variable insurance and annuity contract owner eligible to give voting instructions and shareholder of record at the close of business on January 30, 2025, is entitled to receive notice of and to vote at the Meeting and at any adjournment thereof.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States. If variable insurance and annuity contract owners eligible to give voting instructions and shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

Sincerely,

/s/ Christopher Sechler
Christopher Sechler
Secretary
John Hancock Variable Insurance Trust
February [10], 2025
Boston, Massachusetts

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

SMALL CAP VALUE TRUST

TO BE HELD ON APRIL 10, 2025

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Trustees”) of John Hancock Variable Insurance Trust (the “Trust”) of proxies to be used at a special meeting of shareholders of Small Cap Value Trust (the “Fund”) to be held on April 10, 2025, at [1:30] p.m., Eastern Time (the “Meeting”) for purposes of voting on the proposal summarized below. Pursuant to the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”), the Board has designated January 30, 2025, as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record of the Fund at the close of business on January 30, 2025, are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest held. This Proxy Statement is first being sent to variable insurance and annuity contract owners eligible to give voting instructions and shareholders on or about February [10], 2025.

The Trust. The Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2024, the Trust offered 50 separate series. The Trust does not sell its shares directly to the public but generally only to affiliated insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies, as permitted by applicable law, and other series of the Trust that operate as funds of funds. Shares of the Trust also may be sold to unaffiliated insurance companies and their separate accounts and certain qualified pension and retirement plans.

Investment Management. John Hancock Variable Trust Advisers LLC (the “Advisor”), located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as investment advisor and administrator to the Trust and each series of the Trust pursuant to an Amended and Restated Advisory Agreement with the Trust (the “Advisory Agreement”), dated June 30, 2020. Under the Advisory Agreement, the Advisor is responsible for, among other things, administering the business and affairs of each series and selecting, contracting with, compensating and monitoring the investment subadvisors that manage the assets of the series pursuant to subadvisory agreements. Wellington Management Company LLP (“Wellington”), located at 280 Congress Street, Boston, Massachusetts 02210, serves as the Fund’s current subadvisor.

The Distributor. John Hancock Distributors, LLC, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the distributor to the Trust.

Proposal. Shareholders of the Fund are being asked to approve a new subadvisory agreement between the Advisor and Manulife Investment Management (US) LLC with respect to the Fund.

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of the Trust

The Trust does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for contracts issued by such companies, and certain entities affiliated with the insurance companies and those series of the Trust that operate as funds of funds and invest in other Trust funds. Shares of the Trust are sold principally to John Hancock Life Insurance Company (U.S.A.) (“John Hancock (U.S.A.)”) and John Hancock Life Insurance Company of New York (“John Hancock New York”). Each of John Hancock (U.S.A.), John Hancock New York and John Hancock Distributors, LLC, (“JH Distributors”), is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of each such insurance company and of JH Distributors is Manulife Financial Corporation (“MFC”), the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

As of the Record Date, shares of the Fund were legally owned by John Hancock (U.S.A.) and John Hancock New York (collectively, the “Insurance Companies”). Each of the Insurance Companies holds shares of the Trust directly and/or attributable to contracts in their separate accounts. Such separate accounts include separate accounts registered under the 1940 Act (“Registered Separate Accounts”) as well as unregistered separate accounts. An Insurance Company may legally own in the aggregate more than 25% of the shares of a series of the Trust. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a series of the Trust only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of such series. John Hancock (U.S.A.) is a stock life insurance company existing under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock New York is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by John Hancock (U.S.A.) and John Hancock New York are invested in subaccounts of Registered Separate Accounts, and each subaccount invests in shares of one or more series of the Trust. You have the right to instruct these insurance companies, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions is determined as of the Record Date.

Voting Procedures

The number of votes eligible to be cast at the Meeting with respect to the Fund, the percentage ownership of the outstanding shares of the Fund by each of the Insurance Companies and other share ownership information, as of the Record Date, are set forth in Appendix A (“Outstanding Shares and Share Ownership”) to this Proxy Statement.

The Trust will furnish, without charge, a copy of the Trust’s most recent annual report and semi-annual report to any shareholder or owner of variable contracts (“contract owner”) upon request. To obtain a report, please contact the Trust by calling 800-732-5543 for Variable Life contracts or 800-344-1029 for Variable Annuities contracts, or by writing to the Trust at 200 Berkeley Street, Boston, Massachusetts 02116, Attn.: Treasurer.

Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 200 Berkeley Street, Boston, Massachusetts 02116; (ii) signing and returning a new proxy, in each case if received by the Trust by the close of business on April 9, 2025; or (iii) attending the Meeting and voting shares. All valid proxies will be voted in accordance with the specifications thereon, or in the absence of specifications, for approval of a Proposal. Instructions from contract owners may be revoked by: (i) mailing written instructions addressed to the Secretary of Trust at 200 Berkeley Street, Boston, Massachusetts 02116; or (ii) signing and returning a new voting instructions form, in each case if received by the Trust by the close of business on April 9, 2025.

Quorum; Definition of a Majority of Outstanding Voting Securities. Shareholders of record at the close of business on January 30, 2025, the Record Date, will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of the Fund at the close of business on that date present at the Meeting or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of the Fund is required to approve a Proposal. As used in this Proxy Statement, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of the Fund, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Meeting or by proxy; or

(2) more than 50% of the outstanding voting securities of the Fund.

Shareholders are entitled to one vote for each share of Series I, Series II and Series NAV held and fractional votes for fractional shares held.

In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more Proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of the shares of the Fund cast at the Meeting, and any adjournment with respect to a Proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the Proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion. Because shares held by contract owners participating in Registered Separate Accounts for which voting instructions are not timely received will nevertheless be voted in proportion to the timely instructions received from contract owners participating in such Registered Separate Accounts, all shares in Registered Separate Accounts will be voted at the Meeting. Because Registered Separate Accounts hold over 30% of the Fund’s shares, the presence of a quorum is assured.

Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present but do not count as votes cast with respect to a Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a Proposal.

Cost of Preparation and Distribution of Proxy Materials. The cost of the preparation and distribution of these proxy materials will be borne entirely by the Fund. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, the Advisor and its agents or affiliates, personally or by telephone.

Portfolio Voting. Shares of the Fund will be voted in the aggregate and not by class of shares with respect to the Proposal.

Solicitation of Proxies and Voting Instructions

The Trust is soliciting proxies from the shareholders of the Fund, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement to the owners of variable contracts participating in Registered Separate Accounts that hold shares of the Fund to be voted at the Meeting, and will solicit voting instructions from those contract owners.

Each Insurance Company will vote shares of the Fund held in its Registered Separate Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions or if no instruction is made, “for” the Proposal; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Separate Accounts. The Insurance Companies will vote shares of the Fund held by them directly (i.e., not through a separate account) in the same proportion as the voting instructions timely received by the Insurance Companies from contract owners participating in all their Registered Separate Accounts. Similarly, in accordance with their proxy voting procedures, the Funds of

Funds also will vote shares of the Fund in the same proportion as the voting instructions timely received by the Insurance Companies from contract owners participating in all their Registered Separate Accounts. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

PROPOSAL — APPROVAL OF NEW SUBADVISORY AGREEMENT BETWEEN THE ADVISOR AND MANULIFE INVESTMENT MANAGEMENT (US) LLC (“MIM (US)”) WITH RESPECT TO SMALL CAP VALUE TRUST

At its in-person meeting held on December 10-12, 2024, the Board, including all the Independent Trustees, approved entering into a new subadvisory agreement for the Fund between the Advisor and MIM (US) (the “MIM (US) Subadvisory Agreement”). Shareholders of the Fund are being asked to approve the MIM (US) Subadvisory Agreement.

The Board approved the appointment of MIM (US) as the new subadvisor to the Fund and the MIM (US) Subadvisory Agreement, subject to shareholder approval. If shareholders approve the proposal, MIM (US) will replace Wellington as the subadvisor for the Fund effective April 25, 2025.

The Board is recommending that shareholders vote in favor of the proposal because MIM (US) currently manages a fund, John Hancock Small Cap Core Fund, a series of John Hancock Investment Trust (“Small Cap Core Fund”), with similar investment strategies to those approved by the Board to be effective for the Fund upon the commencement of the management of the Fund by MIM (US); has extensive experience and demonstrated skills as a manager of small cap core funds, and may be expected to provide a high quality of investment management services and personnel to the Fund; because the Board is generally satisfied with MIM (US)’s management of Small Cap Core Fund; because the subadvisory fee paid to MIM (US) to manage the Fund would be lower at all asset levels than the subadvisory fee currently paid to Wellington to manage the Fund; and because there will be a decrease in the advisory fee paid to the Advisor by the Fund at all asset levels if the proposal is approved by shareholders.

The current subadvisory agreement provides for a subadvisory fee paid by the Advisor, not the Fund, to Wellington at an annual percentage of the Fund’s aggregate net assets. If the proposal is approved, the subadvisory fee paid to MIM (US) will be lower at all asset levels than the subadvisory fee paid to Wellington.

Current Subadvisory Fee Schedule (Wellington)	Proposed Subadvisory Fee Schedule (MIM (US))

0.520% - First $250 million of Aggregate Net Assets

0.510% - Next $500 million of Aggregate Net Assets

0.500% - Next $500 million of Aggregate Net Assets

0.490% - Excess over $1.25 billion of Aggregate Net Assets

The term Aggregate Net Assets includes the net assets of JHF II Small Cap Value Fund for purposes of determining management fee breakpoints.

0.420% - First $300 million of Aggregate Net Assets

0.380% - Next $300 million of Aggregate Net Assets

0.365% - Next $300 million of Aggregate Net Assets

0.350% - Excess over $900 million of Aggregate Net Assets

The term Aggregate Net Assets includes the net assets of Small Cap Core Fund for purposes of determining fee breakpoints.

The following table sets forth for the fiscal year ended December 31, 2024: (1) the aggregate amount of subadvisory fees paid by the Advisor to Wellington; (2) the pro forma aggregate amount of subadvisory fees that the Advisor would have paid to MIM (US) if the MIM (US) Subadvisory Agreement had been in effect; and (3) the difference between the amounts of subadvisory fees under (1) as compared to (2) stated as a percentage of the amount under (1).

(1) Subadvisory Fees Paid Under Current Fee Schedule	(2) Subadvisory Fees Payable Under Proposed Fee Schedule (pro forma)	(3) Difference Between (1) and (2) as a Percentage of (1)
$2,318,544	$1,676,566	72%

If the Proposal is approved by shareholders, there would be a decrease in the Fund’s advisory fees and a decrease in subadvisory fees at all asset levels, but there will be no change in services provided to the Fund by the Advisor and subadvisor. The Board’s considerations in approving the MIM (US) Subadvisory Agreement are described below under “Evaluation by the Board of Trustees.”

Pursuant to an order from the Securities and Exchange Commission (“SEC”) upon which the Trust relies, the Advisor, subject to Board approval, is permitted to enter into subadvisory agreements appointing or terminating subadvisors that are not affiliates of the Advisor (other than by reason of serving as a subadvisor to a series of the Trust), and to amend the terms of subadvisory agreements (including subadvisory fees) with respect to such subadvisors, without shareholder approval (the “Manager of Managers Order”). However, because the Advisor and MIM (US) are both indirect, wholly owned subsidiaries of MFC, MIM (US) is an affiliate of the Advisor. As a result, shareholders are being asked to approve the MIM (US) Subadvisory Agreement.

MIM (US) and the MIM (US) Subadvisory Agreement

MIM (US). MIM (US), a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts, 02116, was founded in 1979 and is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of MFC, a Canadian-based, publicly traded financial services holding company.

MIM (US) currently serves as the subadvisor to 20 series of the Trust. It is proposed that MIM (US) replace Wellington as the Fund’s subadvisor. A copy of the Form of MIM (US) Subadvisory Agreement is included as Appendix B to this Proxy Statement for your reference.

The MIM (US) Subadvisory Agreement. Under the MIM (US) Subadvisory Agreement, MIM (US) would be responsible, subject to the direction and control of the Trustees, for managing the Fund’s investments and determining the composition of the Fund’s assets. The MIM (US) Subadvisory Agreement also provides that MIM (US) will: (1) furnish all necessary investment management and administrative facilities, at MIM (US)’s expense; (2) select brokers and dealers to effect transactions and negotiate brokerage commissions if applicable, recognizing that while MIM (US) at all times will seek best execution, MIM (US) may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide MIM (US) with research, analysis, advice or other eligible brokerage and research services; (3) maintain all accounts, books and records with respect to the Fund as are required of an investment advisor to a registered investment company pursuant to the 1940 Act and Investment Advisers Act of 1940, and the rules thereunder; and (4) vote proxies relating to the Fund’s investment securities.

The MIM (US) Subadvisory Agreement provides that MIM (US) and any of its directors, officers, or employees will not be liable to the Advisor or the Trust for any error of judgment or mistake of law or for any loss suffered by the Advisor or Trust in connection with the matters to which the proposed subadvisory agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, MIM (US)’s duties as subadvisor or the duties of any of its directors.

The MIM (US) Subadvisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board, by the vote of a majority of the outstanding voting securities of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to the Advisor and MIM (US), or by the Advisor or MIM (US) on sixty days’ written notice to the Trust and the other party. The MIM (US) Subadvisory Agreement will automatically terminate upon its “assignment,” as that term is defined in the 1940 Act or in the event the Advisory Agreement terminates for any reason.

If approved by the Fund’s shareholders, the MIM (US) Subadvisory Agreement will become effective on the date of its execution and will remain in effect for an initial two-year term. Thereafter, the MIM (US) Subadvisory Agreement will continue in effect if continuance is approved at least annually by a vote of the Fund’s shareholders or by the Board, provided that, in either case, continuance is approved by the vote of a majority of the Independent Trustees, the vote of whom must be cast in person at a meeting called for the purpose of voting on such continuance.

Comparison Between the Wellington Subadvisory Agreement and the MIM (US) Subadvisory Agreement

The current subadvisory agreement with Wellington (the “Wellington Subadvisory Agreement”) and the MIM (US) Subadvisory Agreement are substantially similar. Under both agreements, except as described below, the subadvisors have the same duties. The principal differences are described below. The Wellington Subadvisory Agreement was most recently reviewed and approved by the Board at in-person meetings held on May 19-30, 2024, and June 25-27, 2024, and was initially approved by the Board at an in-person meeting held on March 31, 2005. The Wellington Subadvisory Agreement was not approved by shareholders of the Fund since Wellington was approved as subadvisor to the Fund pursuant to the Manager of Managers Order.

Fees. The fee rates provided for in the MIM (US) Subadvisory Agreement are lower at all asset levels than those provided in the Wellington Subadvisory Agreement and are set forth in Appendix B. The Advisor, and not the Fund, pays the subadvisory fees to the subadvisor.

Sales Literature. The Wellington Subadvisory Agreement provides that the Advisor will not use Wellington’s name in Trust literature without prior review and approval by Wellington. The MIM (US) Subadvisory Agreement does not include a similar limitation on the Advisor.

Advisory Fee Changes

In connection with the proposed appointment of MIM (US) as subadvisor to the Fund, the Board approved lowering the advisory fee at all asset levels as well as changes to the Fund’s advisory fee breakpoints as shown in the table below. The advisory fee is stated as an annual percentage of the aggregate net assets of the Fund (together with the assets of any other applicable fund identified in the advisory aggregate).

Current Advisory Fee Schedule	New Proposed Advisory Fee Schedule

0.950% - First $250 million of Aggregate Net Assets

0.940% - Next $500 million of Aggregate Net Assets

0.930% - Next $500 million of Aggregate Net Assets

0.920% - Excess over $1.25 billion of Aggregate Net Assets

The term Aggregate Net Assets includes the net assets of JHF II Small Cap Value Fund for purposes of determining management fee breakpoints.

0.870% - First $300 million of Aggregate Net Assets

0.830% - Next $300 million of Aggregate Net Assets

0.815% - Next $300 million of Aggregate Net Assets

0.800% - Excess over $900 million Aggregate Net Assets

The term Aggregate Net Assets includes the net assets of Small Cap Core Fund for purposes of determining fee breakpoints.

If the Proposal is approved by shareholders, there would be a decrease in the Fund’s advisory fees and a decrease in subadvisory fees at all asset levels, but there will be no change in services provided to the Fund by the Advisor and subadvisor.

Name Change

Also in connection with the proposed appointment of MIM (US) as subadvisor to the Fund, the Board approved changing the Fund’s name from “Small Cap Value Trust” to “Small Cap Core Trust. The change to the Fund’s name does not require shareholder approval and is expected to occur upon the commencement of MIM (US)’s management of the Fund.

Principal Investment Strategy Changes

Also in connection with the proposed appointment of MIM (US) as subadvisor to the Fund, the Board approved changing the principal investment strategies of the Fund. The changes to the Fund’s principal investment strategies do not require shareholder approval. The changes to the Fund’s investment strategies are expected to occur upon the commencement of MIM (US)’s management of the Fund. If the Proposal is approved by shareholders, the Fund’s principal investment strategies will be changed to the following:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. (The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide written notice to shareholders at least 60 days prior to a change in its 80% investment policy.) The fund considers small-capitalization companies to be those companies that, at the time of investment, are in the capitalization range of the Russell 2000 Index, which had a maximum market capitalization of $15.88 billion as of December 31, 2023. The fund generally will not invest in companies that, at the time of purchase, have market capitalizations of $5 billion or more. Equity securities include common and preferred stocks, rights, warrants, and depositary receipts (including ADRs, American Depositary Shares, European Depositary Receipts, and Global Depositary Receipts).

In managing the fund, the manager emphasizes a bottom-up approach to individual stock selection. The manager looks for companies with durable, niche business models that have the potential to allow them to earn high returns on capital and that are trading at a significant discount to the manager’s estimate of fair value. With the aid of proprietary financial models, companies are screened based on a number of factors, including balance sheet quality, profitability, liquidity, size, and risk profile.

The manager then conducts in-depth fundamental research of individual companies to locate companies that have particular attributes, such as cash flow and earnings growth visibility, manageable risks, including business risk and financial risk, and above-average return on capital.

Stocks considered for inclusion in the portfolio may also be experiencing some type of temporary weakness or short-term mispricing due to various factors, such as an inflection point in earnings power, turnaround situations, or a near-term earnings event.

The fund intends to invest in a number of different sectors. The sectors in which the fund invests are primarily a result of stock selection and may, therefore, vary significantly from its benchmark. The fund may focus its investments in a particular sector or sectors of the economy. The fund may invest up to 10% of its total assets in foreign securities, including in emerging markets, which includes securities for which the relevant reference entity is domiciled outside of the United States, such as ADRs, which trade on U.S. exchanges.

The fund may invest in initial public offerings (IPOs). The fund may also purchase real estate investment trusts (REITs) or other real estate-related equity securities, and certain exchange-traded funds (ETFs). The fund may also purchase warrants and rights on certain underlying securities, both U.S. dollar-denominated and otherwise.

The fund normally will invest 10% or less of its total assets in cash and cash equivalents, including repurchase agreements, money market securities, U.S. government securities, and other short-term investments. The fund may, to a limited extent, engage in derivatives transactions that include futures contracts and foreign currency forward contracts, in each case for the purposes of reducing risk and/or obtaining efficient market exposure.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

The fund may deviate from its principal investment strategies during transition periods, which may include the reassignment of portfolio management, a change in investment objective or strategy, a reorganization or liquidation, or the occurrence of large inflows or outflows.

Benchmark Changes

Also in connection with the proposed appointment of MIM (US) as subadvisor to the Fund, the Board approved changing the Fund’s additional benchmark from the Russell 2000 Value Index to the Russell 2000 Index. The change does not require shareholder approval and is expected to occur upon the commencement of MIM (US)’s management to the Fund.

Other Funds Managed by MIM (US)

MIM (US) currently acts as the subadvisor to Small Cap Core Fund, which has an investment objective and investment policies similar to those of the Fund.

Name of Fund	Net Assets as of December 31, 2024	Subadvisory Fee Schedule*
Small Cap Core Fund	$2,103,039,168

0.420% - First $300 million of Aggregate Net Assets

0.380% - Next $300 million of Aggregate Net Assets

0.365% - Next $300 million of Aggregate Net Assets

0.350% - Excess over $900 million of Aggregate Net Assets

*

The subadvisory fee schedule for Small Cap Core Fund will be the same as the fee schedule for the Fund under the MIM (US) Subadvisory Agreement upon the effectiveness of the MIM (US) Subadvisory Agreement.

Evaluation by the Board of Trustees

At an in-person Board meeting held on December 10-12, 2024, the Advisor recommended to the Board that the Fund’s subadvisor, Wellington, be replaced with MIM (US). MIM (US) is an affiliate of the Advisor and MFC is the indirect controlling parent company of MIM (US). The Board, including all the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, the Advisor, MIM (US), or JH Distributors (the “Independent Trustees”), approved the appointment of MIM (US) as the new subadvisor to the Fund and the new MIM (US) Subadvisory Agreement at its in-person meeting held on December 10-12, 2024.

In considering the approval of the proposed subadvisory agreement with MIM (US), the Board took into account its consideration of the factors it considered with the annual evaluation of the advisory and subadvisory agreements conducted at an in-person meetings held on May 19-30, 2024, and June 25-27, 2024, as well as information presented at other meetings during the year. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional information from management. The Board also considered other factors it deemed relevant in its evaluation of the proposed subadvisory agreement, including the potential benefits that the Fund, and its shareholders and contract owners, may realize through having a new subadvisor. The Board also considered conditions and trends prevailing generally in the economy, the securities markets and the industry. The Board also considered the affiliation of the Advisor with MIM (US), noting any potential conflicts of interest. The Board did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. Throughout the evaluation process, the Board was assisted by counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed approval of the MIM (US) Subadvisory Agreement. The Board reviewed and considered all of the factors it deemed relevant, including, but not limited to: (i) the nature, extent and quality of the services to be provided by MIM (US) to the Fund; (ii) the investment performance of the Fund and MIM (US); (iii) the costs of the services to be provided to the Fund; and (iv) the extent to which economies of scale are expected to be realized.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of investment management services to be provided by MIM (US). In particular, the Board considered information relating to MIM (US)’s business, including current subadvisory services to the Trust (and other funds in the John Hancock family of funds). The Board noted that MIM (US) currently manages Small Cap Core Fund and has extensive experience and demonstrated skills as a manager with respect to small cap core funds and may be expected to provide a high quality of investment management services and personnel to the Fund. Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by MIM (US) to the Fund and its shareholders.

Performance of the Fund and MIM (US)

The Board reviewed and considered the investment performance of the Fund and the performance of other John Hancock funds managed by MIM (US) including Small Cap Core Fund. The Board is generally satisfied with MIM (US)’s management of Small Cap Core Fund, which had stronger performance than the Fund over the 1-year, 5-year, and 10-year periods.

Costs of the Services to be Provided to the Fund

The Board reviewed and considered the comparative services rendered and comparative subadvisory fee rates. Specifically, the Board reviewed the subadvisory fee for the Fund, including any breakpoints determined by the aggregate net assets of the Fund and Small Cap Core Fund, which is also managed by MIM (US). The Board determined that the MIM (US) subadvisory fee rates to manage the Fund would be lower at all asset levels than the subadvisory fee rates changed by Wellington to manage the Fund and the advisory fee rate paid to the Advisor for the Fund will decrease at all asset levels if the MIM (US) Subadvisory Agreement is approved by shareholders.

Economies of Scale

The Board reviewed and considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered the anticipated impact on the profitability of the Adviser and its affiliates as a result of the proposed subadvisor change. In doing so, the Board examined information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the Fund following the proposed subadvisor change; and information regarding any potential conflicts of interest the Advisor might have in connection with the Fund’s Subadvisory Agreement.

Additional Information

Management and Control of MIM (US)

MIM (US), a Delaware limited liability company located at 197 Clarendon Street, Boston, Massachusetts, 02116, was founded in 1979 and is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”). JHFS is a subsidiary of MFC, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The names and principal occupations of MIM (US)’s principal executive officers and directors are set forth below. The address for each officer and director of MIM (US) is 197 Clarendon Street, Boston, Massachusetts 02116.

Name	Position with MIM (US)	Principal Occupation
Diane Landers	Director, Chair, President, and Chief Operating Officer	Director, Chair, President, and Chief Operating Officer of MIM (US)

William Auger	Director	Director, MIM (US)

Patricia Carrington	Director	Director, MIM (US)

Andrew McFetridge	Director	Director, MIM (US)

Kenneth D’Amato	Chief Administrative Officer	Chief Administrative Officer, MIM (US)

Jeffrey Nataupsky	Vice President, Chief Financial Officer, Treasurer, and Controller	Vice President, Chief Financial Officer, Treasurer, and Controller, MIM (US)

Paul Donahue	Vice President, Chief Compliance Officer	Vice President, Chief Compliance Officer, MIM (US)

Payments to Affiliates

The Advisor serves as the advisor to the Trust and to the Fund. For the fiscal year ended December 31, 2023, the Trust paid an aggregate advisory fee, after deduction of applicable expense caps and waivers, of $214,192,180 to the Advisor, with the Advisor retaining $152,224,831 after the payments to the subadvisors. The Fund paid the Advisor under the Advisory Agreement an advisory fee, after deduction of applicable expense caps and waivers, of $4,110,901 with the Advisor retaining $1,894,658 after payment of the subadvisory fees to Wellington.

MIM (US) also serves as subadviser to other funds of the Trust. For the fiscal year ended December 31, 2023, the Advisor paid an aggregate subadvisory fee, after deduction of applicable expense caps and waivers, of $26,673,797 to MIM (US).

John Hancock Distributors, LLC. John Hancock Distributors, LLC, an indirect wholly-owned subsidiary of MFC, is the Trust’s distributor and principal underwriter. It is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). For the fiscal year ended December 31, 2023, the Trust paid aggregate Rule 12b-1 fees to John Hancock Distributors, LLC of $67,852,268, and the Fund paid Rule 12b-1 fees to John Hancock Distributors, LLC of $114,900.

For the fiscal year ended December 31, 2023, the Trust did not pay any brokerage commissions to an affiliated broker.

Required Vote

Approval of the Proposal will require the affirmative vote of a Majority of the Outstanding Voting Securities of the Fund, as defined below.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” of the Fund means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of the Fund, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Meeting or by proxy; or

(2)	more than 50% of the outstanding voting securities of the Fund.

Shareholders do not have appraisal rights in connection with the Proposal in this Proxy Statement.

If shareholders do not approve the Proposal, the current subadvisory agreement will remain in place and there will be no related name, investment strategy, fee or benchmark changes.

THE BOARD, INCLUDING THE “INDEPENDENT TRUSTEES”, AND THE ADVISOR RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

February [10], 2025

Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

APPENDIX A - OUTSTANDING SHARES AND SHARE OWNERSHIP

Principal Holders. There were no principal holders of the shares of Small Cap Value Trust in addition to the Insurance Companies. Principal holders are those who own of record or are known by John Hancock Variable Insurance Trust (“JHVIT”) to own beneficially 5% or more of a series of a fund’s outstanding shares.

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to Series I, Series II, and Series NAV shares of Small Cap Value Trust, and the percentage ownership thereof by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, and collectively by the Funds of Funds are set forth below:

Percentage of Shares Held by
Share Class	Number of Outstanding Shares	Number of Eligible Votes	John Hancock USA	John Hancock NY	Funds of Funds*
Series I					[0.00	%]
Series II					[0.00	%]
Series NAV					[0.00	%]

*	Represents the aggregate percentage ownership of the Funds of Funds.

[As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of the Fund.]

A-1

APPENDIX B – MANULIFE INVESTMENT MANAGEMENT (US) LLC SUBADVISORY AGREEMENT

SUBADVISORY AGREEMENT

SOVEREIGN ASSET MANAGEMENT LLC*

[*Manulife Investment Management (US) LLC was previously known as Sovereign Asset Management LLC]

AGREEMENT made this 28th day of April, 2006, between John Hancock Investment Management Services, LLC [now known as, John Hancock Variable Trust Advisers LLC], a Delaware limited liability company (the “Adviser”), and Sovereign Asset Management LLC, a Delaware limited liability company (the “Subadviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF SUBADVISER

The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of John Hancock Trust (the “Trust”) (formerly, Manufacturers Investment Trust) and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the “Portfolios”). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.	SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a.

Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios’ registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

I.

obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

II.

formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust’s registration statement, as amended;

III.	take whatever steps are necessary to implement these investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

IV.	regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

V.	provide assistance to the Trust’s Custodian regarding the fair value of securities held by the Portfolios for which market quotations are not readily available.

b.

The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c.

The Subadviser will select brokers, dealers, futures commission merchants and other counterparties to effect all transactions for the Portfolios, including without limitation, with respect to transactions in securities, derivatives, foreign currency exchange, commodities and/or any other investments. The Subadviser will place all orders with brokers, dealers, counterparties or issuers, and will negotiate brokerage commissions, spreads and other financial and non-financial terms, as applicable. The Subadviser will always seek the best possible price and execution in the circumstances in all transactions. Subject to the foregoing, the Subadviser is directed at all times to seek to execute transactions for the Portfolios in accordance with its trading policies, as disclosed by the Subadviser to the Portfolio from time to time, but in all cases subject to policies and practices established by the Portfolio and described in the Trust’s registration statement. Notwithstanding the foregoing, the Subadviser may pay a broker-dealer that provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker·dealer to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and by the Trust’s registration statement, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser’s overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser’s other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers. [Section 2.c. was amended May 17, 2013]

d.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

e.

The Subadviser will maintain all accounts, books and records with respect to the Portfolios as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the “Investment Company Act”) and Investment Advisers Act of 1940 (the “Investment Advisers Act”) and the rules thereunder.

f.	The Subadviser shall vote all proxies received in connection with securities held by the Portfolios.

3.	COMPENSATION OF SUBADVISER

The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.	LIABILITY OF SUBADVISER

Neither the Subadviser nor any of its directors, officers or employees shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Subadviser or any of its directors.

5.	SUPPLEMENTAL ARRANGEMENTS

The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

6.	CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

The Subadviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings”, as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

7.	CONFLICTS OF INTEREST

It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Limited Liability Company Agreement of the Subadviser, respectively, or by specific provision of applicable law.

8.	REGULATION

The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective with respect to each Portfolio on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Subadviser or a different adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days’ written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

10.	PROVISION OF CERTAIN INFORMATION BY SUBADVISER

The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a.

the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.

the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c.	any change in actual control or management of the Subadviser or the portfolio manager of any Portfolio.

11.	SERVICES TO OTHER CLIENTS

The Adviser understands, and has advised the Trust’s Board of Trustees, that the Subadviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust’s Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transactions for a Portfolio in any security which the Subadviser, its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

12.	CONSULTATION WITH SUBADVISERS TO OTHER TRUST PORTFOLIOS

As required by Rule 17a-10 under the Investment Company Act of 1940, the Subadviser is prohibited from consulting with the entities listed below concerning transactions for a Portfolio in securities or other assets:

1.	other subadvisers to a Portfolio;

2.	other subadvisers to a Trust portfolio;

3.	other subadvisers to a portfolio under common control with the Portfolio.

13.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

14.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

15.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

17.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

18.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

19.	LIMITATION OF LIABILITY

The Agreement and Declaration of Trust dated September 28, 1988, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name “Manufacturers Investment Trust” and subsequently, “John Hancock Trust”, refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with respect to which such obligation or claim arose, shall be liable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC

By:

SOVEREIGN ASSET MANAGEMENT LLC

By:

APPENDIX A

The Subadviser shall serve as investment subadviser for the Portfolio of the Trust listed below. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement with respect to the Portfolio, the fee computed separately for such Portfolio at an annual rate as follows (the “Subadviser Fee”):

Portfolio	First $300 Million of Aggregate Net Assets*	Next $300 Million of Aggregate Net Assets*	Next $300 Million of Aggregate Net Assets*	Excess Over $900 Million of Aggregate Net Assets*
Small Cap Core Trust (formerly, Small Cap Value Trust)	0.420%	0.380%	0.365%	0.350%

*

The term Aggregate Net Assets for a given day includes the net assets of a Portfolio of the Trust. It also includes the net assets of one or more other portfolios of the Trust or other trusts as indicated below, but in each case only for the period during which the Subadviser for the Portfolio also serves as the subadviser for the other portfolio(s). For purposes of determining Aggregate Net Assets and calculating the Subadviser Fee for a given day, the net assets of the Portfolio and each other portfolio of the Trust are determined by the Custodian as of the close of business on the previous business day of the Trust, and the net assets of each portfolio of each other fund or trust are determined as of the close of business on the previous business day of that fund.

Trust Portfolio(s)	Other Portfolio(s)
Small Cap Core Trust	Small Cap Core Fund, a series of John Hancock Investment Trust

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

To vote by Telephone

To vote by Mail

V59411-Z88843

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

For Against Abstain

If a contract is held jointly, each contract owner should sign. If only one signs his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

JOHN HANCOCK VARIABLE INSURANCE TRUST 200 BERKELEY STREET SCAN TO BOSTON, MA 02116 VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the voting instruction card below. 3) Sign and date the voting instruction card. 4) Return the voting instruction card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V59411-Z88843 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS For Against Abstain Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at www.proxyvote.com. V59412-Z88843 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK VOTING INSTRUCTIONS FORM SMALL CAP VALUE TRUST of The New undersigned York to vote hereby all shares instructs of John John Hancock Hancock Variable Life Insurance Insurance Company Trust attributable (U.S.A.) and to John his Hancock or her variable Life Insurance annuity or Company variable adjournments life contract at thereof, the Special as indicated Meeting below of and Shareholders in their discretion to be held upon at [1:30] such other p.m., matters Eastern as Time, may April properly 10, 2025, come and before any the Meeting. Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executed Voting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of January 30, 2025. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope. VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON APRIL 9, 2025 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 10, 2025. THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) AND JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST. PLEASE SIGN AND DATE ON THE REVERSE SIDE